UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2025

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-13661	61-1137529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On August 19, 2025, the Board of Directors (the “Board”) of Stock Yards Bancorp, Inc. (the “Company”), appointed David L. Hardy, age 60, to fill the vacancy on the Board created by the retirement of David Heintzman.  Mr. Hardy’s appointment is effective upon the commencement of the Board’s next regularly scheduled meeting on October 21, 2025.  Upon the effectiveness of his appointment, Mr. Hardy is expected to serve on the Board’s audit committee.  Effective simultaneously with this appointment, Mr. Hardy will serve as a director of Stock Yards Bank & Trust Company (the “Bank”), the Company’s principal banking subsidiary.  Mr. Hardy is expected to serve on the Bank’s trust committee.

Mr. Hardy has been the Managing Director for CBRE’s Kentucky operations since 2005 while also serving as a producer and team leader for the office properties division. CBRE is the global leader in the commercial real estate industry. Mr. Hardy has been advising clients in the Louisville market with a focus on office building owners and tenants since 1988.

There are no arrangements or understandings with any person pursuant to which Mr. Hardy has been selected to serve as a director of the Company and the Bank. There have been no transactions directly or indirectly involving Mr. Hardy that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

Mr. Hardy will receive cash and stock compensation in the same manner as all of the other non-employee directors of the Board as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on March 12, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCK YARDS BANCORP, INC.

Dated: August 25, 2025	By:	/s/ T. Clay Stinnett T. Clay Stinnett, Executive Vice President, Treasurer and Chief Financial Officer